Exhibit 99.2

Tapestry COACH kate spade STUART WEITZMAN

Tapestry This presentation contains certain “forward-looking statements” based on management’s current expectations. Forward-looking statements include, but are not limited to, the information provided on the slide entitled “Fiscal 2019 Outlook”, as well as statements which can be identified by the use of forward-looking terminology such as "may," "will," “can,” "should," "expect," "intend," "estimate," "continue," "project," "guidance," "forecast," “outlook,” "anticipate," “moving,” “leveraging,” “capitalizing,” “developing,” “drive,” “targeting,” “assume,” “plan,” “build,” “pursue,” “maintain,” “on track,” “well positioned to,” “look forward to,” “to acquire,” “achieve,” “strategic vision,” “growth opportunities” or comparable terms, and similar or other references to future periods. Statements herein regarding our business and transformation strategies; our plans, objectives, goals, beliefs, future events, business conditions, results of operations and financial position; and our business outlook and business trends are forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements due to a number of important factors. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: • risks and uncertainties such as expected economic trends; • the ability to anticipate consumer preferences; • the ability to control costs; • the ability to successfully execute our transformation and operational efficiency initiatives and growth strategies; • the ability to achieve intended benefits, cost savings and synergies from acquisitions; and • the impact of tax legislation. Please refer to the Company’s latest Annual Report on Form 10-K, its Quarterly Report on Form 10-Q for the period ended December 30, 2017 and its other filings with the Securities and Exchange Commission for a complete list of risks and important factors. We assume no obligation to revise or update any such forward-looking statements for any reason, except as required by law. 2

3 tapestry DEFINED BY INCLUSIVITY RATHER THAN EXCLUSIVITY, we are a global house of brands that embraces the exploration of individuality. We believe that true luxury is a freedom of expression that ignites confidence and authenticity. Approachable and inviting, we celebrate brands that create joy every day for people around the world. Our passion, detailed approach and genuine love of what we do enables us to develop and nurture brands so that they can reach their full potential. The value of our brands is not bestowed by previous generations or borrowed from tradition. It is determined by quality, craftsmanship, creativity and the opportunity for self-expression they provide. We believe anyone from anywhere can have the best idea, and with hard work and dedication anything is possible.

“We’re a different kind of company. We have a collection of brands that have very specific and unique identities. All of our brands are based on great design, quality and craftsmanship. At the end of the day, all of our teams are focused on providing tremendous value for customers.” VICTOR LUIS, CEO 4 tapestry

Tapestry OPTIMISTIC INNOVATIVE INCLUSIVE 5

6 tapestry LEADERSHIP TEAM Victor Luis Chief Executive Officer Michael Braine Chief Information Officer Todd Kahn President, Chief Administrative Officer and Secretary Ian Bickley President, Global Business Development and Strategic Alliances Sarah Dunn Global Human Resources Officer Joshua Schulman CEO and Brand President, Coach Andrea Shaw Resnick Global Head of Investor Relations and Corporate Communications Adrianne Kirszner Global Head of Inventory Management and Merchandise Planning Peter Charles Global Head of Supply Chain Eraldo Poletto CEO and Brand President, Stuart Weitzman Kevin Wills Chief Financial Officer Zeynep Schoenwaelder Global Head of Strategy and Data Labs Anna Bakst CEO and Brand President, Kate Spade

7 tapestry Successfully completed the acquisition of Kate Spade and evolved into a true house of brands, establishing Tapestry as our new corporate identity. Strengthened our executive and creative leadership across our brands with a clear focus on executing our strategic vision. Brought fresh perspectives to our Board, with the appointment of new Directors, all with extensive and relevant business experience. Announced several important business development initiatives, which allow each of our brands to assume greater direct control over their international distribution, and, in keeping with our strategic priority, maximize the opportunity with Chinese consumers globally across our portfolio. FISCAL 2018 MILESTONES

8 tapestry FY18 FINANCIAL OVERVIEW: REVENUE STRONG RESULTS DRIVEN BY KATE SPADE ACQUISITION AND ORGANIC GROWTH FY18 $5.9B FY17 $4.5B +31% GROWTH 8 SW 8% Coach 92% Kate Spade 22% SW 6% Coach 72%

9 tapestry FY18 FINANCIAL OVERVIEW: OPERATING INCOME STRONG RESULTS DRIVEN BY KATE SPADE ACQUISITION AND ORGANIC GROWTH $813M $992M FY17 FY18 +22% GROWTH Note: Non-GAAP Financials. Non-GAAP reconciliation in Appendix

10 tapestry FY18 FINANCIAL OVERVIEW: EARNINGS PER DILUTED SHARE STRONG RESULTS DRIVEN BY KATE SPADE ACQUISITION AND ORGANIC GROWTH $2.15 $2.63 FY17 FY18 +22% GROWTH Note: Non-GAAP Financials. Non-GAAP reconciliation in Appendix.

OPPORTUNITY ACROSS BRANDS IN THE ATTRACTIVE AND GROWING GLOBAL PREMIUM HANDBAG AND ACCESSORIES, FOOTWEAR AND OUTERWEAR MARKET Source: Tapestry Global Market Sizing Model, Euromonitor, Public Filings, Analyst Reports, NPD and Yano. Note: Growth noted is constant currency. $91B FY18 Handbag & Accessories Footwear Outerwear $83B FY17 11 $11B $28B $43B +7% GROWTH Outerwear $12B Footwear $31B Handbag & Accessories $48B

12  ~70 COUNTRIES 6 CONTINENTS As of FY18.

13 1,400+ DIRECTLY OPERATED LOCATIONS As of FY18.

HARNESS the POWER of MULTIBRAND FUEL BRAND INNOVATION DRIVE GLOBAL GROWTH INVEST in DIGITAL & DATA • Capture full benefit of multi-brand structure and synergies • Provide opportunities for talent movement across brands, regions and functions • Accelerate product newness across all brands • Maximize the opportunity with the Chinese consumer globally and across brands • Develop industry-leading capabilities in Digital and Data Labs tapestry 14 FISCAL 2019 STRATEGIC PRIORITIES FOCUS ON execution

COACH NEW YORK 15

COACH NEW YORK 16

“For over 75 years, Coach has been part of the American landscape. As we write our next chapter, we’re building on our heritage of craftsmanship and confident New York style to deliver a complete lifestyle brand for modern lives.” JOSHUA SCHULMAN, CEO & BRAND PRESIDENT, COACH 17

Coach inspires the dreamer in all of us, connecting our modern lives with the spirit of the open road. OUR VISION 18

13,500 EMPLOYEES 987 DIRECTLY OPERATED STORES $4.22B ANNUAL REVENUE As of FY18.

COACH FISCAL 2018 MILESTONES Successfully reinvigorated the $300-$400 handbag price segment. Stuart Vevers created new expression of Signature and the customer immediately embraced his iteration of this brand icon. Grew categories outside of Women’s bags and small leathergoods–notably footwear, ready-to-wear and Men’s. Drove fashion authority through well-received runway shows and broadened the brand reach through the collaboration with Selena Gomez. Improved brand momentum with the Broad Premium consumer, and specifically millennials, as evidenced in our U.S. brand tracking survey. 20

COACH PRODUCT & GEOGRAPHIC BREAKDOWN DIVERSIFIED ACROSS PRODUCT CATEGORIES AND GEOGRAPHIES 21 As of FY18. Other Lifestyle Categories 8% Men’s 20% Women’s Accessories 18% Women’s Handbags 54% International 43% North America 57%

CASCADE LEATHERGOODS INNOVATION DRIVE GROWTH BEYOND BAGS BALANCE FASHION AUTHORITY & UNIVERSAL APPEAL IN MARKETING MODERNIZE, CUSTOMIZE & PERSONALIZE FUEL DIGITAL INNOVATION & ECOMMERCE GROWTH COACH FISCAL 2019 STRATEGIC PRIORITIES 22

kate spade NEW YORK 23

24

“Kate Spade has tremendous opportunity across product categories, channels and geographies. We are leveraging the brand’s global potential, bringing its unique and empowering feminine positioning to women around the world.” ANNA BAKST, CEO & BRAND PRESIDENT, KATE SPADE 25

OUR VISION A globally admired aspirational life & style brand, delivering brand-enhancing profitable growth, where people – our customers and teams – are at the center of everything we do. 26

$1.28B ANNUAL REVENUE 342 DIRECTLY OPERATED STORES 5,500 EMPLOYEES 27

KATE SPADE FISCAL 2018 MILESTONES 28 Built the foundation to support global growth with significant progress integrating the brand onto the Tapestry platform. Executed strategies to ensure long‐term brand relevance, including the deliberate pullback in promotional flash and disposition sales. Strengthened the leadership team, notably with the hires of Anna Bakst, CEO & Brand President, and Nicola Glass, Creative Director. Established operational control of the brand’s joint ventures for Greater China – a key area of opportunity for growth. High-res requested 28

KATE SPADE PRODUCT & GEOGRAPHIC BREAKDOWN OPPORTUNITY TO EXPAND INTERNATIONALLY AND DEVELOP CLEAR GLOBAL POSITIONING 29 As of FY18. OTHER LIFESTYLE CATEGORIES 24% WOMEN’S ACCESSORIES 21% WOMEN’S HANDBAGS 55% INTERNATIONAL 17% NORTH AMERICA 83%

KATE SPADE FISCAL 2019 STRATEGIC PRIORITIES 30 LAUNCH LIFESTYLE FOCUSED BRANDING CREATE IMMERSIVE CHANNEL EXPERIENCES EXPAND GLOBALLY: THINK GLOBAL, ACT LOCAL INTRODUCE EXCEPTIONAL AND INSPIRING PRODUCTS 30 LEVERAGE TAPESTRY PLATFORM

STUART WEITZMAN 31

32

“Stuart Weitzman footwear has long represented quality, style and the beautiful combination of form and fit. We are building on this foundation as we evolve into a global, multi-channel and multi-category fashion brand.” ERALDO POLETTO, CEO & BRAND PRESIDENT, STUART WEITZMAN 33 STUART WEITZMAN

OUR VISION STUART WEITZMAN IS ON A JOURNEY TO EVOLVE INTO A GLOBAL MULTI-CATEGORY ACCESSORIES BRAND. LOOKING FORWARD, THE BRAND WILL PRODUCE INNOVATIVE ACCESSORIES BASED ON A FOUNDATION OF WARDROBE ESSENTIALS THAT FOSTER AN EMOTIONAL CONNECTION WITH WOMEN OF ALL AGES. THE GOAL IS TO ESTABLISH STUART WEITZMAN AS THE ACCESSORIES DESTINATION FOR EVERY WOMAN FOR EVERY OCCASION. 34 STUART WEITZMAN

As of FY18. 940 EMPLOYEES 103 DIRECTLY OPERATED STORES $374M ANNUAL REVENUE 35

STUART WEITZMAN FISCAL 2018 MILESTONES ACQUIRED STUART WEITZMAN NORTHERN CHINA BUSINESS FROM DISTRIBUTOR PARTNER. APPOINTED ERALDO POLETTO, CEO & BRAND PRESIDENT, EDMUNDO CASTILLO, HEAD OF PRODUCT DESIGN, AND FRANCESCA BERTONCINI, HEAD MERCHANT, TO EXECUTE THE LONG-TERM VISION. GAINED TRACTION IN EVOLVING FROM A FOUNDER-LED BUSINESS TO A GLOBAL MULTI-CATEGORY BRAND THAT IS NIMBLE AND ENTREPRENEURIAL. STRENGTHENED THE BRAND’S SUPPLY CHAIN TO SUPPORT A HIGHER LEVEL OF INNOVATION, ADDRESSING THE NEARTERM CHALLENGES WHILE BUILDING THE FOUNDATION TO DRIVE SUSTAINABLE GROWTH. 36 STUART WEITZMAN

STUART WEITZMAN FISCAL 2019 STRATEGIC PILLARS EXPAND GLOBALLY, WITH FOCUS ON CHINA GROW BEYOND FOOTWEAR: ESTABLISH HANDBAG BUSINESS MAINTAIN BOOT & SANDAL AUTHORITY WHILE EXPANDING OUR FOOTWEAR EXPRESSION DRIVE CONSUMER DESIRE & ELEVATE RELATIONSHIP WITH THE CUSTOMER RESET SUPPLY CHAIN ORGANIZATION & PROCESS 37 STUART WEITZMAN

STUART WEITZMAN PRODUCT & GEOGRAPHIC BREAKDOWN

OPPORTUNITY TO EXPAND THE BRAND INTERNATIONALLY AND ACROSS CATEGORIES



HANDBAGS & OTHER
2%
FOOTWEAR
98%



INTERNATIONAL
36%
NORTH AMERICA
64%

As of FY18. Product breakdown penetration figures for Direct businesses (excluding China).

STUART WEITZMAN
38

Financial OUTLOOK 39

$2.70 to $2.80 leverage to bottom line revenue operating income earnings per diluted share mid-single-digit growth tapestry FISCAL 2019 OUTLOOK FOCUS ON execution

Invest in our brands and business Acquire new brands on a strategic and opportunistic basis Return capital to shareholders, with a focus on dividends 41 tapestry CAPITAL ALLOCATION PRIORITIES MAINTAINING A STRONG AND FLEXIBLE BALANCE SHEET

“We want Tapestry to be a company where employees love to work, great brands aspire to be part of and investors believe in.” VICTOR LUIS, CEO 42 tapestry

APPENDIX 43

44 The Company reports information in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). The Company's management does not, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Further, the non-GAAP measures utilized by the Company may be unique to the Company, as they may be different from non-GAAP measures used by other companies. The financial information presented below has been presented both including and excluding the effect of certain items related to our Operational Efficiency Plan, Integration & Acquisition-Related Costs and the impact of tax legislation for Tapestry, Inc. Guidance for certain financial information for the fiscal year ending June 29, 2019 has also been presented on a non-GAAP basis. A reconciliation of our non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort because certain material items that impact these measures, such as the timing and exact amount of charges related to Integration and Acquisition, the costs associated with the Company’s ERP implementation as well as the impact of the tax legislation changes recently enacted in the U.S., have not yet occurred or are out of the Company’s control. Management utilizes these non-GAAP measures to conduct and evaluate its business during its regular review of operating results for the periods affected and to make decisions about Company resources and performance. The Company believes presenting these non-GAAP measures, which exclude items that are not comparable from period to period, is useful to investors and others in evaluating the Company’s ongoing operating and financial results in a manner that is consistent with management’s evaluation of business performance and understanding how such results compare with the Company’s historical performance.

GAAP TO NON-GAAP RECONCILIATION

FOR THE YEARS ENDED JUNE 30, 2018 AND JULY 1, 2017

	(in millions, except per share data)	GAAP BASIS (AS REPORTED)	OPERATIONAL EFFICIENCY PLAN[1]	INTEGRATION & ACQUISITION[2]	IMPACT OF TAX LEGISLATION[3]	NON-GAAP BASIS (EXCLUDING ITEMS)
JUNE 30, 2018	Gross profit	$ 3,853.9	$—	$ (116.4)	$—	$3,970.3
	Selling, general and administrative expenses	3,183.1	19.5	185.2	—	2,978.4
	Operating income	670.8	(19.5)	(301.6)	—	991.9
	Income before provision for income taxes	596.8	(19.5)	(301.6)	—	917.9
	Provision for income taxes	199.3	(6.2)	(130.7)	178.2	158.0
	Net income	397.5	(13.3)	(170.9)	(178.2)	759.9
	Diluted net income per share	1.38	(0.05)	(0.58)	(0.62)	2.63
JULY 1, 2017	Gross profit	$3,081.1	$—	$(2.9)	$—	$3,084.0
	Selling, general and administrative expenses	2,293.7	24.0	(1.7)	—	2,271.4
	Operating income	787.4	(24.0)	(1.2)	—	812.6
	Income before provision for income taxes	759.0	(24.0)	(10.7)	—	793.7
	Provision for income taxes	168.0	(8.3)	(8.1)	—	184.4
	Net income	591.0	(15.7)	(2.6)	—	609.3
	Diluted net income per share	2.09	(0.05)	(0.01)	—	2.15

(1) Amounts as of June 30, 2018 primarily represent technology infrastructure costs. Amounts as of July 1, 2017 represent charges primarily related to organizational efficiency costs, technology infrastructure costs and to a lesser extent, network optimization costs.

(2) Amounts as of June 30, 2018 represent charges attributable to acquisition and integration costs related to the purchase of Kate Spade & Company, and to a lesser extent the acquisition of certain distributors for the Coach and Stuart Weitzman brands and assumed operational control of Kate Spade joint ventures. Provision for income taxes has been favorably impacted as a result of the reversal of certain valuation allowances that were established during purchase accounting. These charges include:

- Limited life purchase accounting adjustments
- Professional fees
- Severance and other costs related to contractual payments with certain Kate Spade executives
- Organizational costs as a result of integration
- Inventory reserves established for the destruction of inventory

Amounts as of July 1, 2017 represent acquisition costs and limited life purchase accounting impacts related to the acquisition of Stuart Weitzman Holdings LLC, more than offset by the reversal of an accrual related to estimated contingent purchase price payments which were not paid, and integration-related costs for the Kate Spade & Company acquisition.

(3) Amounts as of June 30, 2018 represent charges due to the net impact of the transition tax and re-measurement of deferred tax balances.

tapestry

45